EXHIBIT 32.1
CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Joseph I. Gasca, Chief Executive Officer of Ivanhoe Energy Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(a) the Company’s periodic report on Form 10-Q for the quarterly period ended September 30, 2007 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and
(b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
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By:	/s/ Joseph I. Gasca

Joseph I. Gasca Chief Executive Officer
Date: November 2, 2007